Exhibit 99.2

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Date of Issuance February 21, 2007

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

TABLE OF CONTENTS

PAGE

CORPORATE DATA

About the Company	3
Board of Directors and Executive Officers	4
Equity Research Coverage	5

FINANCIAL HIGHLIGHTS

Supplemental Financial Data	6
Consolidated Statements of Operations	7
Discontinued Operations	8
Non-GAAP Financial Measures	8
Debt Summary	17

PORTFOLIO DATA

Portfolio Distribution	19
Detailed Operating Statistics by Brand	20
Detailed Operating Statistics for FelCor’s Top Markets	21
Hotel Portfolio Information	22
Capital Expenditures	22
Renovation Completion Schedule	23
Projected Renovation Program Summary	25
Non-Strategic Hotels Designated as Held for Sale	26
Unconsolidated Operations	26
Hotels Sold in 2006	27

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, InterContinental®, Sheraton®, Sheraton Suites®, Staybridge Suites®, Walt Disney World® and Westin®.

With the exception of historical information, the matters discussed in this news release include “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumption and forecasts of future results. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. General economic conditions, operating risks associated with the hotel business, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, the cyclical nature of the real estate markets, our ability to continue to qualify as a Real Estate Investment Trust for federal income tax purposes and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

CORPORATE DATA

About the Company

In 1994, FelCor Lodging Trust Incorporated, a real estate investment trust (REIT), went public with six hotels, and a market capitalization of $120 million.  We are now one of the nation’s largest public lodging REITs and the nation’s largest owner of upper upscale, all-suite hotels. At December 31, 2006, our portfolio was comprised of 83 consolidated hotels in continuing operations located in 23 states and Canada. For these hotels, the operating revenues and expenses are reflected in our consolidated statements of operations because of our majority ownership interests of the operating lessees of these hotels. We also owned 50 percent joint venture interests in five hotels whose operations were accounted for using the equity method. We owned 65 upper upscale hotels and were the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. We had a market capitalization of approximately $3.2 billion.

Strategy

Our long-term strategic plan is to own a diversified portfolio of high quality, upscale hotels flagged under leading brands and then increase shareholder value and return on invested capital by maximizing the use of our real estate and enhancing cash flow. We continually examine our portfolio to address issues of market supply and concentration of risk. In order to achieve our strategic objectives, we have identified four goals: Portfolio Repositioning and Debt Reduction, Internal Growth consisting of a comprehensive renovation program, Redevelopment Projects at 15 hotels and a new asset management approach, and External Growth.

Public Ratings
	Corporate	Senior Unsecured Debt	Preferred Stock
Moody’s	Ba3	Ba3	B2
Standard & Poors	BB-	B+	B-

Stock Exchange Listing

Common Stock (NYSE: FCH)

$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)

8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)

Fiscal Year End

December 31

Number of employees

74

Corporate Headquarters

545 E. John Carpenter Frwy., Suite 1300

Irving, TX 75062

(972) 444-4900

Investor/Media Relations Contact

Stephen A. Schafer

Vice President of Investor Relations

(972) 444-4912

sschafer@felcor.com

Information Request

information@felcor.com

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Board of Directors

Thomas J. Corcoran, Jr.

Chairman of the Board, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.

Chairman and Chief Executive Officer, HRW Holdings, LLC

Robert F. Cotter

President and Chief Operating Officer, Starwood Hotels and Resorts (Retired)

Richard S. Ellwood

Private Investor

Thomas C. Hendrick

Executive Vice President of Acquisitions and Development, Kor Group

David C. Kloeppel

Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company

Charles A. Ledsinger, Jr.

Vice Chairman and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.

President, RL Investments, Inc.

Robert A. Mathewson

President, RGC, Inc.

Richard A. Smith

President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Executive Officers

Richard A. Smith, President and Chief Executive Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Troy A. Pentecost, Executive Vice President, Director of Asset Management

Andrew J. Welch, Executive Vice President and Chief Financial Officer

Jonathan H. Yellen, Executive Vice President, General Counsel and Secretary

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Equity Research Coverage

Firm	Analyst	Telephone

Citigroup Smith Barney	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Friedman, Billings, Ramsey & Co.	Gustavo Sarago	(703) 469-1042

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Morgan, Keegan & Co.	Napoleon Overton	(901) 579-4865

Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information, ratios and percentages)

	December 31,
Total Enterprise Value	2006	2005
Common shares outstanding	62,052	60,209
Units outstanding	1,355	2,763
Combined shares and units outstanding	63,407	62,972
Common stock price at end of period	$21.84	$17.21
Common equity capitalization	$1,384,809	$1,083,748
Series A preferred stock	309,362	309,362
Series C preferred stock	169,412	169,412
Consolidated debt	1,369,153	1,675,280
Minority interest of consolidated debt	(8,150)	(8,137)
Pro rata share of unconsolidated debt	98,731	101,940
Cash and cash equivalents	(124,179)	(94,564)
Total enterprise value (TEV)	$3,199,138	$3,237,041

Dividends Per Share
Dividends declared (full year):
Common stock	$0.80	$0.15
Series A preferred stock	1.95	1.95
Series C preferred stock (depositary shares)	2.00	1.63

Selected Balance Sheet Data
Investment in hotels, net	$2,044,285	$2,584,379
Hotels held for sale	133,801	-
Total cash and cash equivalents	124,179	94,564
Total assets	2,583,249	2,920,263
Total debt	1,369,153	1,675,280
Total stockholders’ equity	1,010,931	1,031,793
Total stockholders equity less preferred equity	532,157	553,019
Book value per common share outstanding	8.58	9.18

.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenues:
Hotel operating revenue:
Room	$185,491	$177,340	$809,466	$742,882
Food and beverage	34,928	33,710	129,200	121,836
Other operating departments	12,473	11,582	52,293	48,431
Retail space rental and other revenue	10	23	79	1,506
Total revenues	232,902	222,655	991,038	914,655

Expenses:
Hotel departmental expenses:
Room	47,690	46,575	199,283	187,872
Food and beverage	25,249	25,376	97,012	93,136
Other operating departments	5,602	5,503	23,436	22,446
Other property related costs	66,168	63,492	270,301	255,626
Management and franchise fees	11,775	10,801	51,237	45,215
Taxes, insurance and lease expense	27,926	24,928	112,052	104,852
Abandoned projects	33	265	33	265
Corporate expenses	4,778	4,917	23,308	19,025
Depreciation	24,483	21,733	94,579	84,448
Total operating expenses	213,704	203,590	871,241	812,885

Operating income	19,198	19,065	119,797	101,770
Interest expense, net	(24,021)	(31,191)	(110,867)	(121,668)
Hurricane loss	-	(4,172)	-	(6,481)
Charge-off of deferred financing costs	(2,599)	(1,448)	(3,562)	(1,448)
Early extinguishment of debt	(12,033)	(4,037)	(12,471)	(4,037)
Gain on swap terminations	1,715	-	1,715	-
Loss before equity in income from unconsolidated entities, minority interests and gain (loss) on sale of assets	(17,740)	(21,783)	(5,388)	(31,864)
Equity in income from unconsolidated entities	1,829	1,941	11,537	10,169
Minority interests	867	1,799	2,508	4,310
Gain (loss) on sale of assets	-	-	(92)	469
Income (loss) from continuing operations	(15,044)	(18,043)	8,565	(16,916)
Discontinued operations	26,030	(247,167)	42,480	(234,699)
Net income (loss)	10,986	(265,210)	51,045	(251,615)
Preferred dividends	(9,691)	(9,679)	(38,713)	(39,408)
Issuance costs of redeemed preferred stock	-	-	-	(6,522)
Net income (loss) applicable to common stockholders	$1,295	$(274,889)	$12,332	$(297,545)

Basic and diluted per common share data:
Net income (loss) from continuing operations	$(0.40)	$(0.47)	$(0.50)	$(1.06)
Net income (loss)	$0.02	$(4.62)	$0.20	$(5.01)
Basic and diluted weighted average common shares outstanding	61,268	59,453	60,734	59,436

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Discontinued Operations

(in thousands)

Included in discontinued operations are the results of operations of 11 hotels held for sale at December 31, 2006, 11 hotels disposed of in the fourth quarter, eight hotels disposed of in the third quarter of 2006, four hotels disposed of in the second quarter of 2006, eight hotels disposed of in the first quarter of 2006 and 19 hotels disposed of in 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Operating revenue	$32,268	$81,019	$204,494	$343,492
Operating expenses	31,891	341,604	200,958	593,211
Operating income (loss)	377	(260,585)	3,536	(249,719)
Direct interest costs, net	(259)	(757)	(1,206)	(10,203)
Gain on sale of hotels, net of income tax	25,902	2,501	41,222	11,736
Gain on sale of land	1,958	-	1,958	317
Debt extinguishment	(1,071)	(8,353)	(1,311)	(5,815)
Minority interests	(877)	20,027	(1,719)	18,985
Income (loss) from discontinued operations	26,030	(247,167)	42,480	(234,699)
Depreciation, net of minority interests	2,548	8,869	15,451	37,501
Minority interest in FelCor LP	569	(11,349)	903	(10,776)
Interest expense, net of minority interests	241	748	1,168	10,191
EBITDA from discontinued operations	29,388	(248,899)	60,002	(197,783)
Gain on sale of hotels, net of income tax and minority interests	(25,902)	(2,501)	(40,650)	(11,736)
Impairment loss, net of minority interests	1,332	255,915	15,547	257,7755
Debt extinguishment, net of minority interests	1,069	8,353	1,285	5,815
Abandoned projects	79	-	79	-
Asset disposition costs	-	-	-	1,300
Adjusted EBITDA from discontinued operations	$5,966	$12,868	$36,263	$55,371

Non-GAAP Financial Measures

We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

(in thousands, except per share and unit data)

	Three Months Ended December 31,
	2006			2005
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$10,986			$(265,210)
Preferred dividends	(9,691)			(9,679)
Net income (loss) applicable to common stockholders	1,295	61,268	$0.02	(274,889)	59,453	$(4.62)
Depreciation, continuing operations	24,483	-	0.40	21,733	-	0.37
Depreciation, unconsolidated entities and discontinued operations	5,533	-	0.09	11,579	-	0.19
Gain on sale of hotels, net of income tax	(25,902)	-	(0.43)	(2,501)	-	(0.04)
Minority interest in FelCor LP	28	1,355	0.01	(12,623)	2,763	(0.03)
Conversion of options and unvested restricted stock	-	371	-	-	-	-
FFO	5,437	62,994	0.09	(256,701)	62,216	(4.13)
Impairment loss, discontinued operations	1,332	-	0.02	255,915	-	4.11
Abandoned projects	112	-	-	265	-	0.01
Debt extinguishment loss	15,786	-	0.25	13,839	-	0.22
Gain on swap termination	(1,715)	-	(0.03)	-	-	-
Unvested restricted stock	-	-	-	-	787	-
Adjusted FFO	$20,952	62,994	$0.33	$13,318	63,003	$0.21

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

(in thousands, except per share and unit data)

	Year Ended December 31,
	2006			2005
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$51,045			$(251,615)
Preferred dividends	(38,713)			(39,408)
Issuance costs of redeemed preferred stock	-			(6,522)
Net income (loss) applicable to common stockholders	12,332	60,734	$0.20	(297,545)	59,436	$(5.01)
Depreciation, continuing operations	94,579	-	1.56	84,448	-	1.42
Depreciation, unconsolidated entities and discontinued operations	26,911	-	0.44	47,759	-	0.80
Gain on sale of hotels, net of income tax	(40,650)	-	(0.67)	(12,124)	-	(0.20)
Minority interest in FelCor LP	279	1,864	(0.04)	(13,677)	2,778	(0.08)
Conversion of options and unvested restricted stock	-	327	-	-	-	-
FFO	93,451	62,925	1.49	(191,139)	62,214	(3.07)
Issuance costs of redeemed preferred stock	-	-	-	6,522	-	0.10
Impairment loss, discontinued operations	15,547	-	0.24	257,775	-	4.14
Abandoned projects	112	-	-	265	-	0.01
Asset disposition	-	-	-	1,300	-	0.01
Debt extinguishment loss	17,472	-	0.28	11,300	-	0.18
Gain on swap termination	(1,715)	-	(0.03)	-	-	-
Unvested restricted stock	-	-	-	-	647	-
Adjusted FFO	$124,867	62,925	$1.98	$86,023	62,861	$1.37

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-Store EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income (loss)	$10,986	$(265,210)	$51,045	$(251,615)
Depreciation, continuing operations	24,483	21,733	94,579	84,448
Depreciation, unconsolidated entities and discontinued operations	5,533	11,579	26,911	47,759
Minority interest in FelCor Lodging LP	28	(12,623)	279	(13,677)
Interest expense	25,538	32,646	114,909	125,707
Interest expense, unconsolidated entities and discontinued operations	2,104	2,349	7,657	16,949
Amortization expense	741	733	5,080	2,904
EBITDA	69,413	(208,793)	300,460	12,475
Gain on sale of hotels, net of income tax	(25,902)	(2,501)	(40,650)	(12,124)
Impairment loss, discontinued operations	1,332	255,915	15,547	257,775
Abandoned projects	112	265	112	265
Asset disposition costs	-	-	-	1,300
Debt extinguishment loss	15,786	13,839	17,472	11,300
Gain on swap termination	(1,715)	-	(1,715)	-
Adjusted EBITDA	59,026	58,725	291,226	270,991
Adjusted EBITDA from discontinued operations	(5,966)	(12,868)	(36,263)	(55,371)
Same-Store EBITDA	$53,060	$45,857	$254,963	$215,620

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Reconciliation of Adjusted EBITDA to Hotel EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Adjusted EBITDA	$59,026	$58,725	$291,226	$270,991
Retail space rental and other revenue	(10)	(23)	(79)	(1,506)
Adjusted EBITDA from discontinued operations	(5,966)	(12,868)	(36,263)	(55,371)
Equity in income from unconsolidated subsidiaries (excluding interest and depreciation expense)	(7,139)	(6,637)	(31,309)	(28,859)
Minority interest in other partnerships (excluding interest and depreciation expense)	51	(141)	(215)	264
Consolidated hotel lease expense	15,190	13,695	61,054	54,689
Unconsolidated taxes, insurance and lease expense	(1,377)	(1,019)	(6,273)	(5,881)
Interest income	(1,517)	(1,455)	(4,042)	(4,039)
Corporate expenses (excluding amortization expense)	4,037	4,184	18,228	16,121
Hurricane loss	-	4,172	-	6,481
Loss (gain) on sale of other assets	-	-	92	(80)
Hotel EBITDA	$62,295	$58,633	$292,419	$252,810

Reconciliation of Net Income (Loss) to Hotel EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income (loss)	$10,986	$(265,210)	$51,045	$(251,615)
Discontinued operations	(26,030)	247,167	(42,480)	234,699
Equity in income from unconsolidated entities	(1,829)	(1,941)	(11,537)	(10,169)
Minority interests	(867)	(1,799)	(2,508)	(4,310)
Consolidated hotel lease expense	15,190	13,695	61,054	54,689
Unconsolidated taxes, insurance and lease expense	(1,377)	(1,019)	(6,273)	(5,881)
Interest expense, net	24,021	31,191	110,867	121,668
Charge-off of deferred financing costs	2,599	1,448	3,562	1,448
Early extinguishment of debt	12,033	4,037	12,471	4,037
Gain on swap termination	(1,715)	-	(1,715)	-
Corporate expenses	4,778	4,917	23,308	19,025
Hurricane loss	-	4,172	-	6,481
Depreciation	24,483	21,733	94,579	84,448
Abandoned projects	33	265	33	265
Loss (gain) on sale of assets	-	-	92	(469)
Retail space rental and other revenue	(10)	(23)	(79)	(1,506)
Hotel EBITDA	$62,295	$58,633	$292,419	$252,810

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Hotel EBITDA and Hotel EBITDA Margin

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Total revenue	$232,902	$222,655	$991,038	$914,655
Retail space rental and other revenue	(10)	(23)	(79)	(1,506)
Hotel operating revenue	232,892	222,632	990,959	913,149
Hotel operating expenses	(170,597)	(163,999)	(698,540)	(660,339)
Hotel EBITDA	$62,295	$58,633	$292,419	$252,810
Hotel EBITDA margin	26.7%	26.3%	29.5%	27.7%

Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Ratio of operating income to total revenue	8.2%	8.6%	12.1%	11.1%
Retail space rental and other revenue	-	-	-	(0.1)
Unconsolidated taxes, insurance and lease expense	(0.6)	(0.5)	(0.6)	(0.6)
Consolidated hotel lease expense	6.5	6.2	6.2	6.0
Corporate expenses	2.1	2.2	2.3	2.1
Depreciation	10.5	9.8	9.5	9.2
Hotel EBITDA margin	26.7%	26.3%	29.5%	27.7%

Hotel Operating Expense Composition

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$213,704	$203,590	$871,241	$812,885
Unconsolidated taxes, insurance and lease expense	1,377	1,019	6,273	5,881
Consolidated hotel lease expense	(15,190)	(13,695)	(61,054)	(54,689)
Corporate expenses	(4,778)	(4,917)	(23,308)	(19,025)
Abandoned projects	(33)	(265)	(33)	(265)
Depreciation	(24,483)	(21,733)	(94,579)	(84,448)
Hotel operating expenses	$170,597	$163,999	$698,540	$660,339
	69,713
Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$69,713	$68,629	$281,711	$273,478

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FFO and EBITDA

The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.  We compute FFO in accordance with standards established by NAREIT.

This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.

Adjustments to FFO and EBITDA

We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•

Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

•

Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•

Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses from the disposition of non-hotel related assets.

Hotel EBITDA and Hotel EBITDA Margin

Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Non-GAAP Financial Measures (continued)

Limitations of Non-GAAP Measures

The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Debt Summary

(dollars in thousands)

Debt Outstanding

	Encumbered Hotels	Interest Rate at December 31, 2006	Final Maturity	Consolidated Debt
Line of credit(a)	none	L + 1.75	January 2009	$-
Senior term notes	none	8.50	June 2011	298,911
Senior term notes	none	L + 1.875	December 2011	215,000
Total line of credit and senior debt				513,911

Mortgage debt(b)	12 hotels	L + 0.93	November 2011	250,000
Mortgage debt	8 hotels	6.56	July 2009 – 2014	97,553
Mortgage debt	7 hotels	7.32	March 2009	124,263
Mortgage debt	8 hotels	8.70	May 2010	169,438
Mortgage debt	7 hotels	8.73	May 2010	122,578
Mortgage debt	1 hotel	L + 2.85	August 2008	15,500
Mortgage debt	1 hotel	5.81	July 2016	12,861
Other	1 hotel	9.17	August 2011	4,452
Construction loan(c)	-	L + 2.00	October 2007	58,597
Total mortgage debt	45 hotels			855,242

				$1,369,153

(a)

We have a borrowing capacity of $125 million on our line of credit. The interest on this line can range from 175 to 225 basis points over LIBOR based on our leverage ratio as defined in our line of credit agreement.

(b)	This includes three, one-year extension options extending the maturity of this debt from 2008 to 2011.
(c)

We have a recourse construction loan facility for the development of a 184-unit condominium project in Myrtle Beach, South Carolina.  The interest on this facility is being capitalized as part of the cost of the project. We have pre sold approximately 98 percent of these condominiums and expect to start repaying the construction loan as the unit sales are finalized, beginning in the second quarter of 2007.

Debt Statistics at December 31, 2006

Weighted average interest	7.62%
Fixed interest rate debt to total debt	60.6%
Weighted average maturity of debt	5 years
Mortgage debt to total assets	33.1%

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Debt Summary (continued)

At December 31, 2006, future scheduled principal payments on outstanding debt are as follows (in thousands):

Year	Secured Debt	Unsecured Debt	Total
2007	$71,336	$-	$71,336
2008	29,233	-	29,233
2009	142,240	-	142,240
2010	274,535	-	274,535
2011(a)	253,030	515,000	768,030
2012 and thereafter	84,868	-	84,868
Discount	-	(1,089)	(1,089)
Total debt	$855,242	$513,911	$1,369,153

(a)	Included in this amount is a $250,000 loan that has three, one-year extension options extending the maturity of this debt from 2008 to 2011.

At December 31, 2006, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 18 hotels. These ventures had approximately $197 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt was $99 million.

Financing transactions in 2006:

In January, we retired our $225 million unsecured term loan facility and established a new $125 million unsecured line of credit. In April 2006, we retired an additional $27 million of secured indebtedness and repaid the outstanding balance on our line of credit.

In April, Moody’s Investors Service upgraded our corporate rating from B1 to Ba3. As a result, the interest rate on our $300 million of Senior Notes due 2011 was reduced by 50 basis points to 8.5%, resulting in an annual interest rate savings of $1.5 million.

In October 2006, we sold $215 million of senior secured floating rate notes. These notes bear interest at LIBOR plus 1.875% and mature in 2011. We finalized a $250 million mortgage facility at LIBOR plus 0.93%, which we closed in November 2006.

Proceeds from these two financings along with cash from hotel sales was used to: (i) redeem our $290 million senior floating rate notes due 2011 paying LIBOR plus 4.25% interest and $125 million senior notes due 2007 paying 7.625% interest, and (ii) repay $129 million of mortgage indebtedness.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

PORTFOLIO DATA

Portfolio Distribution at December 31, 2006

(83 consolidated hotels included in continuing operations, same store basis)

Brand	Hotels	Rooms	% of Total Rooms	% of 2006 Hotel EBITDA(a)
Embassy Suites Hotels	47	12,130	51	57
Holiday Inn-branded	17	6,301	26	18
Starwood-branded	9	3,217	13	15
Doubletree-branded	7	1,471	6	7
Hilton-branded	2	559	2	2
Other	1	403	2	1
Top Markets
South Florida area	5	1,434	6	7
Atlanta	5	1,462	6	7
San Francisco Bay area	6	2,141	9	6
Los Angeles area	4	898	4	5
Orlando	5	1,690	7	5
Dallas	4	1,333	6	5
Phoenix	3	798	3	4
San Diego	1	600	2	4
Minneapolis	3	739	3	4
Northern New Jersey	3	756	3	3
Washington, D.C.	1	443	2	3
Philadelphia	2	729	3	3
Chicago	3	795	3	3
San Antonio	3	874	4	3
Boston	2	532	2	3
Location
Suburban	32	8,200	34	37
Urban	20	6,361	26	25
Airport	20	6,203	26	24
Resort	11	3,317	14	14
Segment
Upper-upscale	65	17,377	72	81
Full service	17	6,301	26	18
Upscale	1	403	2	1

(a)	Hotel EBITDA is more fully described on page 15 of this supplement.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Detailed Operating Statistics by Brand(a)

(83 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
Embassy Suites Hotels	71.0	70.3	0.9	75.1	74.3	1.1
Holiday Inn-branded hotels	58.8	67.9	(13.4)	69.3	72.1	(3.9)
Sheraton-branded hotels	68.6	71.0	(3.2)	72.0	74.1	(2.8)
Doubletree-branded hotels	67.5	69.0	(2.2)	74.2	72.3	2.7
Other hotels(b)	58.2	63.6	(8.4)	66.9	67.3	(0.6)

Total hotels	66.5	69.2	(4.0)	72.6	73.1	(0.7)

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
Embassy Suites Hotels	132.38	124.37	6.4	134.01	124.36	7.8
Holiday Inn-branded hotels	109.46	102.45	6.8	109.59	101.77	7.7
Sheraton-branded hotels	124.83	116.31	7.3	123.85	111.20	11.4
Doubletree-branded hotels	129.91	115.82	12.2	130.27	117.35	11.0
Other hotels(b)	120.06	109.16	10.0	123.23	114.34	7.8

Total hotels	125.30	116.34	7.7	125.93	116.04	8.5

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
Embassy Suites Hotels	93.94	87.43	7.4	100.60	92.36	8.9
Holiday Inn-branded hotels	64.38	69.58	(7.5)	75.93	73.41	3.4
Sheraton-branded hotels	85.69	82.53	3.8	89.15	82.35	8.3
Doubletree-branded hotels	87.69	79.95	9.7	96.68	84.81	14.0
Other hotels(b)	69.92	69.43	0.7	82.50	77.01	7.1

Total hotels	83.28	80.55	3.4	91.49	84.86	7.8

(a)	Hotels have been excluded in both the current and prior year for those months directly impacted by hurricanes.
(b)	Other hotels include two Hilton-branded, one Westin and one Crowne Plaza.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Detailed Operating Statistics for FelCor’s Top Markets

(83 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
South Florida area	79.6	61.7	29.1	79.8	78.2	2.1
Atlanta	68.5	76.3	(10.3)	75.2	78.1	(3.8)
San Francisco Bay area	70.3	71.8	(2.1)	76.0	74.8	1.7
Los Angeles area	70.0	71.1	(1.6)	75.2	76.2	(1.3)
Orlando	69.8	72.7	(4.1)	76.6	77.6	(1.3)
Dallas	64.3	69.3	(7.2)	69.9	66.2	5.6
Phoenix	69.9	69.1	1.1	72.9	72.4	0.6
San Diego	74.9	72.7	3.0	81.5	81.6	(0.2)
Minneapolis	66.4	62.2	6.9	70.2	71.7	(2.1)
Northern New Jersey	66.3	69.1	(4.0)	69.3	70.3	(1.3)
Washington, D.C.	63.3	70.9	(10.8)	66.4	74.3	(10.6)
Philadelphia	68.8	71.6	(3.9)	73.4	74.5	(1.5)
Chicago	70.8	72.3	(2.0)	74.9	74.9	0.0
San Antonio	66.8	71.4	(6.3)	76.1	76.4	(0.3)
Boston	62.8	68.7	(8.5)	73.0	71.0	2.7
	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
South Florida area	130.00	129.20	0.6	139.51	126.38	10.4
Atlanta	116.89	111.35	5.0	118.35	106.28	11.4
San Francisco Bay area	132.82	118.29	12.3	130.97	119.14	9.9
Los Angeles area	139.11	125.15	11.2	142.74	128.02	11.5
Orlando	99.77	90.90	9.8	100.24	93.41	7.3
Dallas	113.71	108.31	5.0	112.87	105.34	7.2
Phoenix	138.53	126.06	9.9	133.17	121.78	9.3
San Diego	142.75	123.46	15.6	140.40	128.47	9.3
Minneapolis	137.70	131.95	4.4	137.72	129.39	6.4
Northern New Jersey	153.89	142.82	7.7	148.76	138.67	7.3
Washington, D.C.	164.03	144.42	13.6	161.75	145.47	11.2
Philadelphia	138.13	128.60	7.4	130.00	118.35	9.8
Chicago	127.64	110.31	15.7	123.78	107.56	15.1
San Antonio	102.31	89.36	14.5	103.94	92.27	12.6
Boston	153.41	141.89	8.1	151.65	137.68	10.1
	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	%Variance	2006	2005	%Variance
South Florida area	103.50	79.69	29.9	111.31	98.78	12.7
Atlanta	80.05	84.99	(5.8)	88.95	83.04	7.1
San Francisco Bay area	93.34	84.93	9.9	99.53	89.06	11.8
Los Angeles area	97.32	88.96	9.4	107.36	97.56	10.1
Orlando	69.63	66.13	5.3	76.78	72.51	5.9
Dallas	73.11	75.01	(2.5)	78.94	69.77	13.1
Phoenix	96.81	87.10	11.1	97.05	88.21	10.0
San Diego	106.92	89.78	19.1	114.36	104.86	9.1
Minneapolis	91.46	82.01	11.5	96.69	92.82	4.2
Northern New Jersey	102.05	98.67	3.4	103.16	97.47	5.8
Washington, D.C.	103.76	102.37	1.4	107.42	108.09	(0.6)
Philadelphia	95.10	92.13	3.2	95.36	88.18	8.1
Chicago	90.38	79.71	13.4	92.75	80.60	15.1
San Antonio	68.39	63.76	7.3	79.14	70.49	12.3
Boston	96.35	97.41	(1.1)	110.67	97.80	13.2

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information

Pro Rata Share of Rooms Owned

	Hotels	Room Count at December 31, 2006
Consolidated hotels in continuing operations	83	24,081
Unconsolidated hotel operations	5	761
Total hotels	88	24,842

50% joint ventures	18	(2,089)
60% joint ventures	1	(214)
75% joint ventures	1	(55)
90% joint ventures	3	(68)
97% joint venture	1	(11)
Total owned rooms by joint venture partners		(2,437)
Pro rata share of rooms owned		22,405

Capital Expenditures (dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Improvements and additions to consolidated hotels	$60,285	$34,677	$169,284	$111,496
Joint venture partners’ prorata share of additions to hotels	(810)	(479)	(1,840)	(1,215)
Prorata share of unconsolidated additions to hotels	2,653	2,682	11,483	7,587
Total additions to hotels(1)	$62,128	$36,880	$178,927	$117,868

(1)	Includes capitalized interest, property taxes, ground leases and certain employee costs.

At December 31, 2006, we had incurred $70.7 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information (continued)

Hotel Renovation Status at December 31, 2006

	Rooms	% Owned(a)
Renovation Completion Schedule

Fourth Quarter 2006
Charleston (Mills House - Historic Downtown), SC - Holiday Inn(b)	214
Dana Point (Doheny Beach), CA - Doubletree Guest Suites	195
Minneapolis (Airport), MN - Embassy Suites(b)	310
Napa Valley, CA - Embassy Suites(b)	205
Nashville (Airport/Opryland Area), TN - Embassy Suites	296
Nashville (Opryland/Airport Briley Parkway), TN - Holiday Inn Select	382
Piscataway (Somerset), NJ - Embassy Suites(b)	221
Vienna (Tysons Corner), VA - Sheraton(b)	443	50%

First Quarter 2007
Atlanta (Airport), GA - Embassy Suites(b)	232
Atlanta (Galleria), GA - Sheraton Suites(b)	278
Austin, TX - Doubletree Guest Suites(b)	189	90%
Baltimore (BWI Airport), MD - Embassy Suites(b)	251	90%
Baton Rouge, LA - Embassy Suites(b)	223
Boston (Government Center), MA - Holiday Inn Select	303
Charlotte (Southpark), NC - Doubletree Guest Suites	208
Chicago (Northshore/Deerfield-Northbrook), IL - Embassy Suites(b)	237
Houston (Medical Center), TX - Holiday Inn & Suites	284
Lexington (Lexington Green), KY - Hilton Suites(b)	174
Orlando (International Airport), FL - Holiday Inn Select(b)	288
Orlando (Walt Disney World Resort), FL - Doubletree Guest Suites	229
Philadelphia (Historic District), PA - Holiday Inn	364
Pittsburgh (At University Center-Oakland), PA - Holiday Inn Select(b)	251
San Antonio (International Airport), TX - Holiday Inn Select(b)	397
San Francisco (Burlingame Airport), CA - Embassy Suites	340
San Francisco (Fisherman's Wharf), CA - Holiday Inn	585
San Francisco (South San Francisco Airport), CA - Embassy Suites(b)	312
St. Paul (Downtown), MN - Embassy Suites(b)	210
Toronto (Airport), CAN - Holiday Inn Select	445
Toronto (Yorkdale), CAN - Holiday Inn	370

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information (continued)

Renovation Completion Schedule – (continued)

Second Quarter 2007	Rooms	% Owned
Atlanta (Gateway-Atlanta Airport), GA - Sheraton	395
Boston (Marlborough), MA – Embassy Suites(b)	229
Burlington (Hotel & Conference Center), VT - Sheraton(b)	309
Chicago (Lombard/Oak Brook), IL - Embassy Suites(b)	262	50%
Chicago (O'Hare Airport), IL - Sheraton Suites(b)	296
Dallas (DFW International Airport-South), TX - Embassy Suites(b)	305
Dallas (Market Center), TX – Embassy Suites	244
Indianapolis (North), IN - Embassy Suites(b)	221	75%
Milpitas (Silicon Valley), CA - Embassy Suites(b)	266
Parsippany, NJ - Embassy Suites(b)	274	50%
Philadelphia (Society Hill), PA - Sheraton(b)	365
Raleigh, NC - Doubletree Guest Suites(b)	203
San Diego (On the Bay), CA - Holiday Inn	600
San Rafael (Marin County/Conference Center), CA - Embassy Suites(b)	235	50%
Secaucus (Meadowlands), NJ - Embassy Suites(b)	261	50%
Santa Barbara (Goleta), CA - Holiday Inn	160
Tampa (On Tampa Bay), FL - Doubletree Guest Suites(b)	203
Wilmington, DE - Doubletree(b)	244	90%

Third Quarter 2007
Birmingham, AL - Embassy Suites(b)	242
Boca Raton, FL - Embassy Suites(b)	263
Dallas (Love Field), TX - Embassy Suites(b)	248
Ft. Lauderdale (Cypress Creek), FL - Sheraton Suites(b)	253
Jacksonville (Baymeadows), FL - Embassy Suites(b)	277
Kansas City (Plaza), MO - Embassy Suites(b)	266	50%
Miami (International Airport), FL - Embassy Suites(b)	316
Orlando (International Drive South), FL - Embassy Suites(b)	244
Orlando (North), FL - Embassy Suites	277
Phoenix (Biltmore), AZ - Embassy Suites(b)	232
Phoenix (Tempe), AZ - Embassy Suites(b)	224
Raleigh (Crabtree), NC - Embassy Suites(b)	225	50%

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information (continued)

Renovation Completion Schedule – (continued)

	Rooms	% Owned(a)
Fourth Quarter 2007
Atlanta (Perimeter Center), GA - Embassy Suites(b)	241	50%
Austin (North), TX - Embassy Suites(b)	260	50%
Bloomington, MN - Embassy Suites(b)	219
Cocoa Beach (Oceanfront), FL - Holiday Inn	500
Corpus Christi, TX - Embassy Suites(b)	150
Deerfield Beach (Boca Raton/Deerfield Beach Resort), FL - Embassy Suites(b)	244
Ft. Lauderdale (17th Street), FL - Embassy Suites(b)	358
Los Angeles (Anaheim Located near Disneyland Park), CA - Embassy Suites(b)	222
Los Angeles (El Segundo International Airport South), CA - Embassy Suites	349	97%
Myrtle Beach Resort, SC - Hilton	385
Orlando (International Drive Resort), FL - Holiday Inn	652
San Antonio (International Airport), TX - Embassy Suites(b)	261	50%
San Antonio (N.W. I-10), TX - Embassy Suites(b)	216	50%

2008
Atlanta (Buckhead), GA – Embassy Suites(b)	316
Charlotte, NC – Embassy Suites(b)	274	50%
Dallas (Park Central), TX – Westin	536	60%
Kansas City (Overland Park), KS – Embassy Suites(b)	199	50%
Myrtle Beach (At Kingston Plantation), SC - Embassy Suites	255
New Orleans, LA – Embassy Suites(b)	370
New Orleans (French Quarter), LA – Holiday Inn	374
Oxnard (Mandalay Beach Resort & Conference Center), CA – Embassy Suites	248
Phoenix (Crescent Hotel), AZ – Sheraton(b)	342
San Francisco (Union Square), CA – Crowne Plaza	403
Santa Monica (Beach at the Pier), CA – Holiday Inn	132

Projected Renovation Program Summary ($ in millions)
Completion Date	Project Cost	Hotels Completed	Rooms Completed
Fourth Quarter 2006	$42	8	2,266
First Quarter 2007	101	21	6,170
Second Quarter 2007	88	18	5,072
Third Quarter 2007	71	12	3,067
Fourth Quarter 2007	74	13	4,057
2008	54	11	3,449
Total(1)	$430	83	24,081

(1)	Does not include redevelopment costs and represents our prorata share of project costs.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information (continued)

Non-Strategic Hotels designated as Held for Sale	Rooms	% Owned(a)
Brunswick, GA – Embassy Suites	130
Dallas (Park Central), TX – Sheraton	438	60%
Dallas (Park Central Area), TX – Embassy Suites	279
Dallas (West End/Convention Center) TX – Hampton Inn	309
Houston (Intercontinental Airport), TX – Holiday Inn	415
Lexington, KY – Sheraton Suites	155
Los Angeles (Covina/I-10), CA – Embassy Suites(d)	202	50%
Palm Desert (Palm Desert Resort) CA – Embassy Suites(d)	198
Stamford, CT – Holiday Inn Select	380
Troy – (North - Auburn Hills), MI – Embassy Suites (b)	251	90%
Tulsa (I-44), OK – Embassy Suites	244

Unconsolidated Operations
Hays, KS – Hampton Inn(b)	114	50%
Hays, KS – Holiday Inn(b)	191	50%
New Orleans (Chateau LeMoyne -In French Quarter/Historic Area), LA – Holiday Inn(b)	171	50%
Salina, KS – Holiday Inn(b)	192	50%
Salina (I-70), KS – Holiday Inn Express & Suites(b)	93	50%

(a)	We own 100% of the real estate interests unless otherwise noted.
(b)	This hotel is encumbered by mortgage debt or capital lease obligation.
(c)	These hotels were included in discontinued operations in the accompanying consolidated statement of operations at December 31, 2006.
(d)	This hotel was sold subsequent to December 31, 2006.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2006

Hotel Portfolio Information (continued)

Hotels Sold in 2006

Property	Date Sold	Rooms	Total Gross Sales Price Per Quarter (in millions)
Hotels sold during the quarter ended March 31, 2006:
Atlanta, GA – Crowne Plaza (Airport)	Jan 2006	378
Atlanta, GA – Crowne Plaza (Powers Ferry)	Jan 2006	296
Dallas, TX – Crowne Plaza Suites	Jan 2006	295
Dallas, TX – Staybridge Suites	Jan 2006	114
Houston, TX – Holiday Inn Select	Jan 2006	349
Irvine, CA – Crowne Plaza	Jan 2006	335
San Jose, CA – Crowne Plaza	Jan 2006	305
Omaha, NE – Hampton Inn	Jan 2006	129
		2,201	$162.6
Hotels sold during the quarter ended June 30, 2006:
Miami, FL – Crowne Plaza	Apr 2006	304
Philadelphia, PA – Crowne Plaza	Apr 2006	445
Orlando, FL – Holiday Inn	May 2006	530
Omaha, NE – Holiday Inn	May 2006	383
		1,662	78.2
Hotels sold during the quarter ended September 30, 2006:
Denver, CO – Doubletree	Aug 2006	248
Amarillo, TX – Holiday Inn	Aug 2006	248
Dallas, TX – Doubletree	Aug 2006	300
Austin, TX – Holiday Inn	Sept 2006	320
Dallas, TX – Harvey Suites	Sept 2006	163
Dallas, TX – Crowne Plaza	Sept 2006	354
Houston, TX – Holiday Inn Select	Sept 2006	355
Pleasanton, CA – Crowne Plaza	Sept 2006	244
		2,232	99.7
Hotels sold during the quarter ended December 31, 2006:
Chicago, IL – Crowne Plaza	Nov 2006	443
Atlanta, GA – Holiday Inn (Airport North)	Dec 2006	493
Atlanta, GA – Crowne Plaza	Dec 2006	250
Atlanta, GA – Holiday Inn (South)	Dec 2006	180
Columbus, GA – Holiday Inn	Dec 2006	224
Kansas City, MO – Holiday Inn	Dec 2006	165
Knoxville, TN – Holiday Inn	Dec 2006	240
Minneapolis, MN – Embassy Suites	Dec 2006	216
Montgomery, AL – Holiday Inn	Dec 2006	210
Omaha, NE – Crowne Plaza	Dec 2006	223
San Antonio, TX – Holiday Inn	Dec 2006	313
		2,957	173.9
Total sales during year ended December 31, 2006		9,052	$514.4